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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                          ---------------------------


        Date of Report (Date of earliest event reported): May 21, 2001


                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)
                          ---------------------------


     Republic of Panama                                      Not Applicable
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)
                          ---------------------------


                              c/o Panamco, L.L.C.
                              701 Waterford Way,
                                   Suite 800
                                Miami, Florida
                                     33126
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (305) 929-0800

                                Not Applicable

         (Former name or former address, if changed since last report)

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ITEM 9.   REGULATION FD DISCLOSURE

          From May 21, 2001 to June 21, 2001, Panamerican Beverages, Inc. ("Panamco") met with investors. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1 Panamco Investor Relations Presentation.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PANAMERICAN BEVERAGES, INC.


Date: June 29, 2001                By: /s/ Paulo Jose Sacchi
                                       ---------------------------
                                       Name:  Paulo Jose Sacchi
                                       Title: Chief Financial Officer






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                                 EXHIBIT INDEX


Exhibit No.        Description of the Exhibit

99.1         Panamco Investor Relations Presentation.


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